Exhibit 10.35
Loan No. 1005669
MODIFICATION AGREEMENT
THIS MODIFICATION AGREEMENT ("Agreement") dated March 27, 2012, is made and entered into by and among KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company (“Domain Borrower”), KBSIII LAS CIMAS IV, LLC, a Delaware limited liability company (“Las Cimas Borrower”, and together with Domain Borrower, collectively, “Borrowers”), the “Lenders” from time to time a party to the Loan Agreement referenced below (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”) as contractual representative of the Lenders (in such capacity, the “Administrative Agent”).
R E C I T A L S

A.
Pursuant to the terms of a Loan Agreement, dated September 29, 2011, executed by Domain Borrower, Administrative Agent and Lenders and subsequently joined in by Las Cimas Borrower in accordance with the Joinder Agreement, dated October 28, 2011, executed by Las Cimas Borrower, Administrative Agent and the Lenders signatory thereto (as amended, the "Loan Agreement"), Lenders made a loan to Borrowers in the principal amount of up to $42,250,000 (the "Loan"). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B.
The Loan is evidenced by one or more promissory notes in the aggregate principal amount of the Loan (collectively, the "Note"), and is further evidenced by the documents described in the Loan Agreement as "Loan Documents". The Note is secured by, among other things, certain Security Documents recorded as first priority liens on the Properties (“Security Documents”).

C.
Among the Security Documents is (i) that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Domain Deed of Trust") made by Domain Borrower, as grantor, to Patrick J. Murphy, as trustee, for the benefit of Wells Fargo Bank, National Association, as administrative agent for itself and certain additional lenders, as beneficiary, dated as of September 29, 2011, and recorded September 30, 2011, as Instrument Number 2011143154, in the Office of the County Recorder of Travis County; and (ii) that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Las Cimas Deed of Trust”; together with Domain Deed of Trust, the “Domain/Las Cimas Deeds of Trust”) made by Las Cimas Borrower, as grantor, to Patrick J. Murphy, as trustee, for the benefit of Wells Fargo Bank, National Association, as beneficiary, dated as of October 28, 2011, and recorded October 31, 2011, as Instrument Number 2011158554, in the Office of the County Recorder of Travis County.

D.
KBSIII Legacy Town Center, LLC, a Delaware limited liability company (“Legacy Borrower”), Wells Fargo Bank, National Association, as administrative agent for itself and certain additional lenders, and such lenders (the “Other Lenders”) have entered into a Loan Agreement, dated as of the date hereof (as the same may be amended, restated, or replaced from time to time, the “Legacy Loan Agreement”), whereby the Other Lenders have agreed to lend, and Legacy Borrower has agreed to borrow, an amount equal to Sixty Million Two Hundred Fifty Thousand Dollars ($60,250,000) (“Legacy Loan”). The Legacy Loan is secured in part by a Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Legacy Borrower, as grantor, to Patrick J. Murphy, as trustee, for the benefit of Wells Fargo Bank, National Association, as administrative agent for itself and certain additional lenders, as beneficiary (“Legacy Deed of Trust”).

E.	As a condition to the Other Lenders’ agreement to enter into the Legacy Loan Agreement, Borrowers and Legacy Borrower have agreed to cross-collateralize and cross-default the Loan and the Legacy Loan.

F.
The Note, the Security Documents, the Loan Agreement, this Agreement, the other documents described in the Loan Agreement as "Loan Documents", together with all modifications and amendments thereto and any documents required hereunder, are collectively referred to herein as "Loan Documents".

G.	By this Agreement, Borrowers and Administrative Agent intend to modify and amend certain terms and provisions of the Loan Documents.
THEREFORE, Borrowers and Lenders agree as follows:

1.	CONDITIONS PRECEDENT. The following are conditions precedent to Lenders’ obligations under this Agreement:

1.1	Receipt and approval by Administrative Agent of the executed originals of this Agreement;

1.2
Borrowers’ reimbursement to Administrative Agent of Administrative Agent's reasonable costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Administrative Agent's employees or agents or independent contractors; and

1.3
The representations and warranties contained herein are true and correct in all material respects on and as of the date hereof (except to the extent that any such representations and warranties expressly relate to an earlier date).

2.
REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant that no Default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time or both, under any of the Loan Documents; and all representations and warranties of Borrowers in this Agreement are true and correct and shall survive the execution of this Agreement.

3.
MODIFICATION OF LOAN AGREEMENT. The Loan Agreement is hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

3.1	Definitions.

(a)	A new defined term “Legacy Loan” is hereby added to Section 1.1 of the Loan Agreement as follows:
“Legacy Loan” – means that certain loan made pursuant to the Legacy Loan Agreement in the original principal amount of Sixty Million Two Hundred Fifty Thousand Dollars ($60,250,000).”

(b)	A new defined term “Legacy Loan Agreement” is hereby added to Section 1.1 of the Loan Agreement as follows:
“Legacy Loan Agreement” – means that certain Loan Agreement by and among KBSIII Legacy Town Center, LLC, a Delaware limited liability company, as borrower, Wells Fargo Bank, National Association, as administrative agent, and certain other lenders, dated as of March 27, 2012, as the same may be amended, restated or replaced from time to time.”

(c)	A new defined term “Legacy Loan Constant” is hereby added to Section 1.1 of the Loan Agreement as follows:
“Legacy Loan Constant” – shall mean “Loan Constant” as defined in the Legacy Loan Agreement.”

3.2	Full Repayment and Reconveyance. Section 2.9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“2.9    Full Repayment and Reconveyance. Upon (i) receipt of all sums owing and outstanding under the Loan Documents (but expressly excluding any amounts owing under the Legacy Loan in excess of the following), and (ii) the concurrent reduction of the outstanding principal amount of the Legacy Loan in the amount equal to the greater of (A) $3,650,000 and (B) an amount which when applied in reduction of the outstanding principal amount of the Legacy Loan would cause the Legacy Loan Constant (as determined and calculated in accordance with the provisions of the Legacy Loan Agreement) to be not less than 11%, Administrative Agent shall issue a full reconveyance of the Properties from the lien of the Security Documents; provided, that Administrative Agent, for the benefit of Lenders, shall have received all escrow, closing and recording costs, the costs of preparing and delivering such reconveyances and any sums then due and payable under the Loan Documents.

Lenders’ obligations to make further disbursements under the Loan shall terminate as to any portion of the Loan undisbursed as of the date of issuance of such full release(s) or reconveyance(s), and any commitment of Lenders to lend any undisbursed portion of the Loan shall be canceled.”

4.
FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrowers have previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrowers, of the partners or joint venturers of Borrowers (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Borrowers hereby certify that: (i) the above documents are all of the relevant formation and organizational documents of Borrowers; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

5.
NON‑IMPAIRMENT. Except as expressly provided herein nothing in this Agreement shall alter or affect any provision, condition or covenant contained in any Security Document or other Loan Document, or affect or impair any rights, powers, or remedies thereunder, it being the intent of the parties hereto that the provisions of the Security Documents and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

6.
MISCELLANEOUS. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Borrowers, and the general partners and joint venturers of Borrowers, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

7.
INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents in any of the Loan Documents includes any amendments, renewals or extensions approved by Administrative Agent and Lenders.

8.
EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

9.
LIMITATIONS ON PERSONAL LIABILITY. The limitations on personal liability of the shareholders, partners and members of the Borrowers contained in Section 13.27 of the Loan Agreement shall apply to this Agreement and are incorporated herein by this reference.

All exhibits, schedules or other items attached hereto are incorporated into this Agreement by such attachment for all purposes.
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Loan No. 1005669

IN WITNESS WHEREOF, Borrowers, Administrative Agent and Lenders have caused this Agreement to be duly executed as of the day and year first above written.

“ADMINISTRATIVE AGENT” and “LENDER” WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/Bryan Stevens Name Bryan Stevens Its: Senior Vice President

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Signature Page - Modification Agreement

Loan No. 1005669

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
general partner

By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBSIII LAS CIMAS IV, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION II, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By: /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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Signature Page - Modification Agreement

Loan No. 1005669
GUARANTOR'S CONSENT

The undersigned ("Guarantor") consents to the foregoing Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Limited Guaranty ("Guaranty") dated September 29, 2011. Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

Guarantor agrees that each of the terms and provisions of the Guaranty are amended so as to include the guarantees and obligations of guarantor herein set forth, the terms and provisions of which are hereby incorporated herein in full as if set forth in this Consent.

AGREED:

Dated as of: March 27, 2012

“GUARANTOR”

KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
general partner

By: /s/Charles J. Schreiber, Jr.
         Charles J. Schreiber, Jr.
         Chief Executive Officer

Guarantor's Consent